UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 26, 2010
Date of Report (Date of earliest event reported)

NATURAL BLUE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128060	13-3134389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

146 West Plant Street, Suite 300
Winter Garden, Florida 34787
(Address of principal executive office, including zip code)

(866) 739-3945
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Natural Blue Resources, Inc.
Form 8-K

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James Murphy, a member of the Board of Directors of Natural Blue Resources, Inc., a Delaware corporation (the “Company”), resigned from such position and all other offices and positions he held with the Company or any of the Company’s subsidiaries or affiliates effective January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Dated: January 28, 2010	By:	/s/ Toney Anaya
Toney Anaya, Chief Executive Officer